                    NOTICE OF GUARANTEED DELIVERY AND PROXY
                                      FOR
                            IPALCO ENTERPRISES, INC.

                           OFFER TO PURCHASE FOR CASH
                         ANY AND ALL OUTSTANDING SHARES
             OF THE FOLLOWING SERIES OF CUMULATIVE PREFERRED STOCK
                                       OF
                       INDIANAPOLIS POWER & LIGHT COMPANY

                  Cumulative Preferred Stock ($100 par value):

                                   4% Series

                                  4.20% Series

                                  4.60% Series

                                  4.80% Series

                                   6% Series

                                  8.20% Series

    As set forth in "Terms of the Offer--Procedure for Tendering Shares--Guaranteed Delivery Procedure" of the Offer to Purchase and Proxy Statement (as referred to below), this form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for shares of a series of cumulative preferred stock of the Indianapolis Power & Light Company ("IPL"), an Indiana corporation and direct subsidiary of IPALCO Enterprises, Inc. ("IPALCO"), listed above (each a "Series of Preferred") to be tendered pursuant to the Offer (the "Shares") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or if time will not permit all other documents required by the Letter of Transmittal and Proxy to be delivered to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement). Such form may be delivered by hand or transmitted by mail or by facsimile transmission, to the Depositary. See "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

    A SEPARATE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE USED FOR EACH SERIES OF PREFERRED. THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND PROXY AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

            TO: IBJ SCHRODER BANK & TRUST COMPANY (THE "DEPOSITARY")


            BY MAIL:                BY FACSIMILIE:    BY HAND/OVERNIGHT DELIVERY:
           P.O. Box 84              (212) 858-2611          One State Street
      Bowling Green Station                             New York, New York 10004
  New York, New York 10274-0084                       Attn: Securities Processing
 Attn: Reorganization Operations                         Window, Subcellar One,
           Department                                            (SC-1)
                                     TO CONFIRM:
                                    (212) 858-2103


    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal and Proxy is required to be guaranteed by an Eligible Institution (as defined in the Letter of Transmittal and Proxy) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal and Proxy.


    The undersigned hereby tenders to IPALCO Enterprises, Inc., an Indiana corporation ("IPALCO"), upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated August 29, 1997 (the "Offer to Purchase and Proxy Statement"), and the related Letter of Transmittal and Proxy (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares listed below, pursuant to the guaranteed delivery procedure set forth in "Terms of the Offer-- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD
DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO IPL'S AMENDED ARTICLES OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). PREFERRED SHAREHOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON AUGUST 29, 1997 (THE "RECORD DATE") AND WHO WISH TO TENDER THEIR SHARES IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF IRREVOCABLE ASSIGNMENT OF PROXY ATTACHED HERETO) FROM THE HOLDER OF RECORD ON THE RECORD DATE AND INCLUDE SUCH PROXY WITH THIS NOTICE OF GUARANTEED DELIVERY AND PROXY OR VOTE SUCH PROXY FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. IN ADDITION, PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THE ACCOMPANYING LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, IPL WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

                                     PROXY


    The undersigned hereby appoints John R. Hodowal, Ramon L. Humke and Bryan G. Tabler, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting, all shares of cumulative preferred stock of IPL which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Wednesday, October 8, 1997, or any adjournment(s) or postponement(s) thereof.


    THIS NOTICE OF GUARANTEED DELIVERY AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IPL. The proxy contained herein, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1.

    INDICATE YOUR VOTE BY AN (X). THE BOARD OF DIRECTORS OF IPL RECOMMENDS VOTING FOR ITEM 1.

ITEM 1.

    HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE "FOR" THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

    To remove in its entirety ARTICLE 6A, Section 4(g) from the Amended Articles of Incorporation of IPL (the "Articles"), which limits IPL's ability to issue unsecured indebtedness.

                / /  FOR        / /  AGAINST        / /  ABSTAIN

NOTE: IF SHARES ARE BEING VOTED "FOR" THE PROPOSED AMENDMENT, THE SUBSTITUTE FORM W-9 INCLUDED IN THE LETTER OF TRANSMITTAL AND PROXY SHOULD BE COMPLETED TO AVOID BACK-UP WITHHOLDING ON THE SPECIAL CASH PAYMENT.

    SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF IPL, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

    Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of IPL his or her entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, which each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting.  / /

                            ------------------------

SERIES OF PREFERRED (CHECK ONE):

                  Cumulative Preferred Stock ($100 par value):

/ /  4% Series          / /  4.60% Series       / /  6% Series
/ /  4.20% Series       / /  4.80% Series       / /  8.20% Series

Number of Shares:  ________________________________________________

Certificate Nos. (if available):  _________________________________

                                  _________________________________

                                  _________________________________

                           SIGNATURE(S) OF OWNER(S)*

--)  -------------------------------------------------------  (--

--)                                                           (--
     -------------------------------------------------------

Dated:
---------------------------------------------------------------------, 1997

Name(s):
----------------------------------------------------------------------------

       -------------------------------------------------------------------------

                                    (Please Print)

Capacity (full title):
-------------------------------------------------------------

Address:
----------------------------------------------------------------------------

       -------------------------------------------------------------------------

                                  (Include Zip Code)

Daytime Area Code and Telephone No.:
------------------------------------------------

* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5 to the Letter of Transmittal and Proxy.

        If Shares will be tendered by book-entry transfer:

           Name of tendering institution:
       ---------------------------------------------------------

           Account No.
       ------------------------------------------- at / / DTC or / / PDTC

                                                       (Check One)

       Signature(s):

   -----------------------------------------------------------------------------

                   -------------------------------------------------------------

       Name(s) of Record Holder(s):
       --------------------------------------------------------------

                                 -----------------------------------------------

                                                         (Please Print)

       Address:
       -------------------------------------------------------------------------

               -----------------------------------------------------------------

                                           (Include Zip Code)

       Area Code and Telephone No.:
       -------------------------------------------------------------

                                  ----------------------------------------------

                          -----------------------------------

    A holder of Shares who elects to tender Shares pursuant to this Notice of Guaranteed Delivery and Proxy must check one of the boxes below:

    / / A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed Amendment is included herein.

    / /  A valid vote "FOR" the Proposed Amendment will be cast at the Special
       Meeting.

    / / A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed Amendment will be delivered within three New York Stock Exchange trading days after execution of this Notice of Guaranteed Delivery and Proxy.

    IF SELLING SHARES ON OR AFTER AUGUST 27, 1997, A RECORD HOLDER MUST COMPLETE THE FOLLOWING IRREVOCABLE PROXY.



    PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO WAS NOT A HOLDER OF RECORD ON AUGUST 29, 1997.


                               IRREVOCABLE PROXY*
                         WITH RESPECT TO SHARES OF THE
                CUMULATIVE PREFERRED STOCK, ________% SERIES OF
                   INDIANAPOLIS POWER & LIGHT COMPANY ("IPL")


      (PLEASE INDICATE APPROPRIATE SERIES OF CUMULATIVE PREFERRED STOCK IN
                     THE BLANK LOCATED THREE LINES ABOVE.)


    The undersigned hereby irrevocably appoints:

                ------------------------------------------------
                        Type or Print Name of Transferee


as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on August 29, 1997, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.


    This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.


    This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.


    All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigned of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in the Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and IPL upon the terms and subject to the conditions of the Offer.

                         DESCRIPTION OF PREFERRED STOCK

       CERTIFICATE NUMBER(S)                  AGGREGATE NUMBER
    (ATTACH LIST IF NECESSARY)                    OF SHARES
-----------------------------------  -----------------------------------

1. ---------------------
                                     ---------------------------

2. ---------------------
                                     ---------------------------

3. ---------------------
                                     ---------------------------

                                     Total: ---------------------

*   THIS IRREVOCABLE PROXY MUST BE SIGNED ON THE NEXT PAGE TO BE EFFECTIVE.

                               IRREVOCABLE PROXY
                  SIGNATURE(S) OF RECORD OR AUTHORIZED SIGNATORY*

--)  -------------------------------------------------------  (--

     -------------------------------------------------------
                         (Please Print)

Dated: -------------------------------------------------------------------,
1997

Tax Identification or Social Security No(s)
---------------------------------------

--)                                                           (--
     -------------------------------------------------------

     -------------------------------------------------------
                         (Please Print)

Dated: -------------------------------------------------------------------,
1997

Tax Identification or Social Security No(s)
------------------------------------

* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Record Date on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 of the Letter of Transmittal and Proxy.

                           GUARANTEE OF SIGNATURE(S)
         (SEE INSTRUCTIONS 1 AND 5 OF THE LETTER OF TRANSMITTAL AND PROXY)

Authorized Signature:
------------------------------------------------------

Name:
-------------------------------------------------------------------

Capacity (Full Title):
-------------------------------------------------------

Name of Firm:
------------------------------------------------------------

                                     (Please Print)

Address of Firm:
----------------------------------------------------------

        ------------------------------------------------------------------------

                                    (Include Zip Code)

Area Code and Telephone No.:
---------------------------------------------

Dated:
-----------------------------------------------------------------, 1997

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above-named person(s) has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company or Philadelphia Depository Trust Company, in each case together with properly completed and duly executed Letter(s) of Transmittal and Proxy (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three New York Stock Exchange ("NYSE") trading days after the date hereof. A NYSE trading day is any day on which the NYSE is open for business.

--------------------------------------    --------------------------------------
             Name of Firm                          Authorized Signature

--------------------------------------    --------------------------------------
               Address                             Name (Please Print)

--------------------------------------    --------------------------------------
         City, State Zip Code                             Title

--------------------------------------
    Area Code and Telephone Number

Dated: ---------------------------,
1997

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.